                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2000

                               Inamed Corporation
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               (Exact Name of Registrant as Specified in Charter)

Delaware                        001-09741                            59-0920629
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(State or Other Juris-          (Commission File                  (IRS Employer
diction of Incorporation)       Number)                     Identification No.)



5540 Ekwill Street - Suite D, Santa Barbara, California             93111-2919
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number:   (805) 692-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On June 19, 2000, the Registrant issued a press release announcing that an FDA advisory panel on gastroenterology and urology devices voted 6-4 to recommend FDA rejection of the Premarket Approval Application (PMA) for the LAP-BAND(R) System for obesity treatment. The Registrant's press release dated June 19, 2000 is attached.

Item 7.  Financial Statements and Exhibits.

         (a)       Financial Statements
                   Not Applicable

         (b)       Pro Forma Financial Information
                   Not Applicable

         (c)       Exhibits

                   99.1 Press Release dated June 19, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INAMED CORPORATION

Date:  June 23, 2000            By: /s/      David E. Bamberger
                                   -----------------------------------------
                                   Name:    David E. Bamberger
                                   Title:   Senior Vice President, Secretary
                                            and General Counsel

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